Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re FAO Inc.	Case No.	03-13674
	Reporting Period:	December 2003 Stub (December 4, 2003 thru January 3, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar	2/17/04
Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re FAO Inc.		Case No.	03-13674
	Debtor	Reporting Period:	December 2003 Stub (December 4, 2003 thru January 3, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	FAO Inc Operating	TRS Concentration	Main Acct	Controlled Disb Acct	Main Disb Acct	Disb Acct	Disb Acct
CASH BEGINNING OF MONTH	19,067,977	816,740	16,026	0	-19,679,414	394,007	-735

RECEIPTS
CASH SALES (1)
ACCOUNTS RECEIVABLE	51,467,011
LOANS AND ADVANCES	264,000
SALE OF ASSETS
OTHER (ATTACH LIST)	9,981,093				-1,032,795
TRANSFERS (FROM DIP ACCTS)	11,197,505			1,000,000	20,605,080	221,203

TOTAL RECEIPTS	72,909,610	0	0	1,000,000	19,572,286	221,203	0

DISBURSEMENTS
NET PAYROLL	6,000
PAYROLL TAXES
Fund Payroll Accounts
Fund Disbursement Accounts	684,421
SALES, USE, & OTHER TAXES	431,006
INVENTORY PURCHASES	28,616
SECURED/ RENTAL/ LEASES					10,605
INSURANCE
ADMINISTRATIVE	1,184,028
SELLING	839,029					2,302,155
OTHER (ATTACH LIST)	3,842,174
Paydown Line	44,893,047
OWNER DRAW *
Transfers to concentration accounts	26,890,997				901,118

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	78,799,319	0	0	0	911,723	2,302,155	0

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	-5,889,710	0	0	1,000,000	18,660,563	-2,080,952	0

CASH - END OF MONTH	13,178,267	816,740	16,026	1,000,000	-1,018,851	-1,686,945	-735

				Store Accounts	CURRENT MONTH		CUMULATIVE FILING TO DATE
	Payoll	Fleet Payroll	Payroll TRS		ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	-14,669	414,361	-42,313	360,587	1,332,566		1,332,566

RECEIPTS/
CASH SALES (1)				1,016,579	1,016,579		1,016,579
ACCOUNTS RECEIVABLE					51,467,011		51,467,011
LOANS AND ADVANCES					264,000		264,000
SALE OF ASSETS					0		0
OTHER (ATTACH LIST)					8,948,299		8,948,299
TRANSFERS (FROM DIP ACCTS)		56,392	1,684,935		34,765,115		34,765,115
					0		0
TOTAL RECEIPTS	0	56,392	1,684,935	1,016,579	96,461,003		96,461,003

DISBURSEMENTS
NET PAYROLL			1,319,162		1,325,162		1,325,162
PAYROLL TAXES			502,609		502,609		502,609
Fund Payroll Accounts					0		0
Fund Disbursement Accounts					684,421		684,421
SALES, USE, & OTHER TAXES					431,006		431,006
INVENTORY PURCHASES					28,616		28,616
SECURED/ RENTAL/ LEASES					10,605		10,605
INSURANCE					0		0
ADMINISTRATIVE			3,027	3,055	1,190,110		1,190,110
SELLING				-2,643	3,138,540		3,138,540
OTHER (ATTACH LIST)					3,842,174		3,842,174
Paydown Line					44,893,047		44,893,047
OWNER DRAW *					0		0
Transfers to concentration accounts		493,877		955,724	29,241,716		29,241,716
					0		0
PROFESSIONAL FEES					0		0
U.S. TRUSTEE QUARTERLY FEES					0		0
COURT COSTS					0		0
TOTAL DISBURSEMENTS	0	493,877	1,824,798	956,136	85,288,008		85,288,008

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0	-437,485	-139,864	60,443	11,172,995		11,172,995
					0
CASH - END OF MONTH	-14,669	-23,124	-182,177	421,029	12,505,562		12,505,562

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$
FORM MOR
(9/99)

OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)		BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)		BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *		BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JANUARY 3, 2004.
AS REQUESTED, ONLY THE FLEET RETAIL FINANCE LINE OF CREDIT STATEMENT IS PROVIDED.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

OTHER

FORM MOR-1 (CON’T)
(9/99)

STATEMENT OF OPERATIONS
(Income Statement)
(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month		Cumulative Filing to Date
REVENUES
Gross Revenues	$5,915.5		$5,915.5
Less: Returns and Allowances	(202.5)		(202.5)
Net Revenue	$5,713.0		$5,713.0
COST OF GOODS SOLD
Beginning Inventory			—
Add: Purchases			—
Add: Cost of Labor			—
Add: Other Costs (attach schedule)			—
Less: Ending Inventory			—
Cost of Goods Sold	3,246.0		3,246.0
Gross Profit	$2,467.0		$2,467.0
OPERATING EXPENSES
Advertising	$34.9		34.9
Auto and Truck Expense	—		—
Bad Debts	—		—
Contributions	—		—
Employee Benefits Programs	—		—
Insider Compensation*	—		—
Insurance	(74.2)		(74.2)
Management Fees/Bonuses	—		—
Office Expense	36.7		36.7
Pension & Profit-Sharing Plans	—		—
Repairs and Maintenance	78.6		78.6
Rent and Lease Expense	(125.9	)(1)	(125.9)
Salaries/Commissions/Fees	1,121.6		1,121.6
Supplies	30.1		30.1
Taxes - Payroll	117.2		117.2
Taxes - Real Estate	—		—
Taxes - Other	—		—
Travel and Entertainment	33.1		33.1
Utilities	6.8		6.8
Other (attach schedule)	1,583.7		1,583.7
Total Operating Expenses Before Depreciation	2,842.6		2,842.6
Depreciation/Depletion/Amortization	257.6		257.6
Net Profit (Loss) Before Other Income & Expenses	$(633.2)		$(633.2)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—		—
Interest Expense	206.1		206.1
Other Expense (attach schedule)	—		—
Net Profit (Loss) Before Reorganization Items	$(839.3)		$(839.3)
REORGANIZATION ITEMS
Professional Fees	—		—
U. S. Trustee Quarterly Fees	—		—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—		—
Gain (Loss) from Sale of Equipment	—		—
Other Reorganization Expenses (attach schedule)	—		—
Total Reorganization Expenses	—		—
Income Taxes			—
Net Profit (Loss)	$(839.3)		$(839.3)

* “Insider” is defined in 11 U.S.C. Section 101(31).

(1) Rent expense was recorded prepetition. This credit represents reimbursements from JV/Liquidators for per diem occupancy and other items for which we are paid one week in arrears.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees	$119.1	$119.1
(Over)/Short	(4.1)	(4.1)
Consulting Fees	11.1	11.1
Accouting Fees/Payroll Fees	9.0	9.0
Legal Fees	1.0	1.0
Business Insurance	50.4	50.4
Bank Service charge/Fees	12.9	12.9
Inv. Fees	—	—
Investor Relations	2.2	2.2
Employee Relocation	—
Impairment Charge for Closing Stores’ PP&E	—	—
Distribution Charges	1,328.1	1,328.1
Accrued Severance	—	—
Other/Miscellaneous	54.0	54.0
Catalog	—	—

	$1,583.7	$1,583.7
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
None

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)
(9/99)

BALANCE SHEET
(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$12,532.7	$1,319.7
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	12,691.0 (1)	873.8
Notes Receivable	—	—
Inventories	—	24,295.7
Prepaid Expenses	1,429.6	1,600.8
Professional Retainers	1,121.6	1,121.6
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$27,775.0	$29,211.6
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	5,963.9	5,963.9
Furniture, Fixtures and Office Equipment	18,896.6	18,896.6
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	(17,117.9)	(16,867.7)
TOTAL PROPERTY & EQUIPMENT	$7,742.6	$7,992.7
OTHER ASSETS
Loans to Insiders*	536.4	536.4
Other Assets (attach schedule)	8,246.5	8,284.6
TOTAL OTHER ASSETS	$8,782.9	$8,821.0

TOTAL ASSETS	$44,300.5	$46,025.4

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	2,195.5	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	13,610.1	58,212.1
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	(9,345.6)	(58,512.9)
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$6,460.0	$(300.8)
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	14,639.3	14,660.0
Priority Debt	821.0	854.9
Unsecured Debt	36,798.0	44,389.8
TOTAL PRE-PETITION LIABILITIES	$52,258.3	$59,904.7

TOTAL LIABILITIES	$58,718.3	$59,603.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(13,578.5)	(13,578.5)
Retained Earnings - Postpetition	(839.3)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(14,417.8)	$(13,578.5)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$44,300.5	$46,025.4

* “Insider” is defined in 11 U.S.C. Section 101(31).

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by FAO Inc. (Case No. 03-13674) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the FAO Schwarz and Zany Brainy brand retail stores.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$2,362.0	$2,312.9
Patents & Trademarks	213.3	213.3
Intangibles	4,578.0	4,578.0
Deferred Tax Asset	—
Deferred Financing Costs	1,093.3	1,180.4
Investment in Subsidiary	—

Total Other Assets	$8,246.5	$8,284.6

LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-3 (CON’T)
(9/99)

STATUS OF POSTPETITION TAXES
(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS
(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	2,195.5	—	—	—	—	2,195.5
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	13,610.1	—	—	—	—	13,610.1
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: See listing at MOR 3	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition Debts	$15,805.6	$—	$—	$—	$—	$15,805.6

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

* “Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$4,158.7
+ Amounts billed during the period	58,362.3
- Amounts collected during the period	49,830.0
Total Accounts Receivable at the end of the reporting period	$12,691.0

Accounts Receivable Aging	Amount
0 - 30 days old	$12,603.6
31 - 60 days old	29.7
61 - 90 days old	114.8
91+ days old	—
Total Accounts Receivable	12,748.0
Amount considered uncollectible (Bad Debt)	(57.0)
Accounts Receivable (Net)	$12,691.0

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	☒	(a)
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☒	(b)
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

(a)  FAO, Inc. (#03-13674) entered into an agreement with Hancock Park Capital II LP, effective December 26, 2003, in which the Right Start brand assets were sold. In addition, FAO Inc. (#03-13674) entered into agreement during the period with SB Capital Group, a liquidation company, in which warehouse inventory (related to the Zany Brainy and FAO Schwarz brands) was sold.

(b)  FAO, Inc. (#03-13674) was operating under a cash collateral account. during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Bank of the West	191-008-820	Store Depository	3,313.85	953
Bank One	111-0021-226088	Store Depository	14,784.92	950,964
Bank One	158-113-2881	Store Depository	218.14	979
Citizens Bank	610166-160-5	Store Depository	6,386.14	915
Community First National Bank	4500050526	Store Depository	1,331.76	925
Downey Savings	3820005928	Store Depository	-16.85	952
Fleet Bank	80229736	Disbursement Account	-1,687,680.36	100-120-50000
Fleet Bank	9392853061	Disbursement Account	816,740.31	100-101-50000
Fleet Bank	9421407475	Main Account	13,178,267.21	100-100-50000
Fleet Bank	9421407600	Payroll	-23,124.03	100-133-50000
Fleet Bank	003871-4260	Store Depository	23,040.59	910
North Dallas & Trust Bank	3813-730	Store Depository	11,682.61	982
PNC Bank	8010356744	Store Depository	2,344.96	920
Provident Bank	0049-545	Store Depository	2,021.03	971
Standard Federal	2354000132	Store Depository	1,651.84	924
Suntrust Bank	0000706335465	Store Depository	1,597.72	961
Union Bank of California	1310028025	Store Depository	1,050.50	943
US Bank	0-004-2257-8857	Store Depository	527.07	956
Wachovia	2000011053507	Store Depository	2,845.09	946,969,981,983
Washington Mutual	387-039447-1	Store Depository	1,873.61	958
Webster Bank	000-9009-972	Store Depository	-18,851.25	100-107-50000
Wells Fargo Bank	4168372225	Disbursement Account	-196,845.85	100-135-70000
Wells Fargo Bank	4168379105	Payroll	16,026.19	100-102-50000
Wells Fargo Bank	4169061777	Main Account	122,784.40	912,922,932,936,939,944,945,949,954,955,957,959,967,972,978,
Wells Fargo Bank	4737051920	Store Depository	223,591.94	918,940,965,986

	Subtotal		12,505,561.54

Petty Cash			26,997.91

	Cash per Balance Sheet (MOR 3)		12,532,559.45

GENERAL NOTE:

Amounts which were incurred/paid by FAO, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

In re: FAO Schwarz, Inc.	Case No.	03-13675
	Reporting Period:	December 2003 Stub (December 4, 2003 thru January 3, 2004)

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/17/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: FAO Schwarz, Inc.	Case No. 03-13675
Debtor	Reporting Period: December 2003 Stub (December 4, 2003 thru January 3, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	Disb Acct	Disb Acct	Payroll	Fleet Payroll	Payroll	Disb Acct	Store Accounts
CASH BEGINNING OF MONTH	-70	510	-16,202	117,571	-99,058	-8,187	573,095

RECEIPTS
CASH SALES							4,722,216
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)					-1,103,445		-976,806
TRANSFERS (FROM DIP ACCTS)				15,845	1,564,690		19,485

TOTAL RECEIPTS	0	0	0	15,845	461,244	0	3,764,895

DISBURSEMENTS
NET PAYROLL					553,863
PAYROLL TAXES					157,029
Fund Payroll Accounts
Fund Disbursement Accounts
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE					1,886		6,310
SELLING							1,079
OTHER (ATTACH LIST)
Paydown Line
OWNER DRAW *
Transfers to concentration accounts				149,729		22,550	2,496,945

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0	0	0	149,729	712,778	22,550	2,504,334

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0	0	0	-133,884	-251,533	-22,550	1,260,561

CASH - END OF MONTH	-70	510	-16,202	-16,313	-350,591	-30,736	1,833,656

	CURRENT MONTH		CUMULATIVE FILING TO DATE
	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	567,659		567,659

RECEIPTS
CASH SALES	4,722,216		4,722,216
ACCOUNTS RECEIVABLE	0		0
LOANS AND ADVANCES	0		0
SALE OF ASSETS	0		0
OTHER (ATTACH LIST)	-2,080,251		-2,080,251
TRANSFERS (FROM DIP ACCTS)	1,600,020		1,600,020
	0		0
TOTAL RECEIPTS	4,241,985		4,241,985

DISBURSEMENTS
NET PAYROLL	553,863		553,863
PAYROLL TAXES	157,029		157,029
Fund Payroll Accounts	0		0
Fund Disbursement Accounts	0		0
SALES, USE, & OTHER TAXES	0		0
INVENTORY PURCHASES	0		0
SECURED/ RENTAL/ LEASES	0		0
INSURANCE	0		0
ADMINISTRATIVE	8,196		8,196
SELLING	1,079		1,079
OTHER (ATTACH LIST)	0		0
Paydown Line	0		0
OWNER DRAW *	0		0
Transfers to concentration accounts	2,669,224		2,669,224
	0		0
PROFESSIONAL FEES	0		0
U.S. TRUSTEE QUARTERLY FEES	0		0
COURT COSTS	0		0
TOTAL DISBURSEMENTS	3,389,391		3,389,391

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	852,594		852,594

CASH - END OF MONTH	1,420,253		1,420,253

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1

(9/99)

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)		BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)		BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *		BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JANUARY 3, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

OTHER

FORM MOR-1 (CONT)

(9/99)

STATEMENT OF OPERATIONS
(Income Statement)
(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month		Cumulative Filing to Date
REVENUES
Gross Revenues	$231.6		$231.6
Less: Returns and Allowances	—		—
Net Revenue	$231.6		$231.6
COST OF GOODS SOLD
Beginning Inventory	$—		$—
Add: Purchases	—		—
Add: Cost of Labor	—		—
Add: Other Costs (attach schedule)	—		—
Less: Ending Inventory	—		—
Cost of Goods Sold	29.3		29.3
Gross Profit	$202.3		$202.3
OPERATING EXPENSES
Advertising	35.7		35.7
Auto and Truck Expense	—		—
Bad Debts	—		—
Contributions	—		—
Employee Benefits Programs	—		—
Insider Compensation*	—		—
Insurance	64.5		64.5
Management Fees/Bonuses	—		—
Office Expense	—		—
Pension & Profit-Sharing Plans	—		—
Repairs and Maintenance	28.7		28.7
Rent and Lease Expense	(1,018.5	)(1)	(1,018.5)
Salaries/Commissions/Fees	346.8		346.8
Supplies	144.8		144.8
Taxes - Payroll	137.2		137.2
Taxes - Real Estate	—		—
Taxes - Other	—		—
Travel and Entertainment	—		—
Utilities	21.8		21.8
Other (attach schedule)	325.5		325.5
Total Operating Expenses Before Depreciation	86.5		86.5
Depreciation/Depletion/Amortization	55.1		55.1
Net Profit (Loss) Before Other Income & Expenses	$60.7		$60.7
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—		—
Interest Expense	—		—
Other Expense (attach schedule)	—		—
Net Profit (Loss) Before Reorganization Items	$60.7		$60.7
REORGANIZATION ITEMS
Professional Fees	—		—
U. S. Trustee Quarterly Fees	—		—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—		—
Gain (Loss) from Sale of Equipment	—		—
Other Reorganization Expenses (attach schedule)	—		—
Total Reorganization Expenses	—		—
Income Taxes	—		—
Net Profit (Loss)	$60.7		$60.7

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Rent expense was recorded prepetition. This credit represents reimbursements from JV/Liquidators for per diem occupancy and other items for which we are paid one week in arrears.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees	282.0	282.0
Business Insurance	25.3	25.3
Bank Service charge/Fees	10.1	10.1
Other/Miscellaneous	8.1	8.1

	$325.5	$325.5
Other Operational Expenses
None

Other Income
None

Other Expenses
None

	$—	$—
Other Reorganization Expenses
None

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

BALANCE SHEET
(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$1,526.5	$857.1
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	55.5	1,345.5	(1)
Notes Receivable	—	—
Inventories	2,739.8	11,142.0
Prepaid Expenses	—	73.1
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$4,321.8	$13,417.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	$—	—
Machinery and Equipment	275.8	275.8
Furniture, Fixtures and Office Equipment	6,384.2	6,384.2
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	(2,043.0)	(1,983.5)
TOTAL PROPERTY & EQUIPMENT	$4,616.9	$4,676.5
OTHER ASSETS
Loans to Insiders*	—
Other Assets (attach schedule)	581.6	581.6
TOTAL OTHER ASSETS	$581.6	$581.6

TOTAL ASSETS	$9,520.3	$18,675.8

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	761.8	—
Wages Payable	575.4	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	4,337.5	13,990.9
Other Postpetition Liabilities (attach schedule)	270.4	125.4
TOTAL POSTPETITION LIABILITIES	$5,945.1	$14,116.2
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	1,476.4	1,476.4
Unsecured Debt	2,038.1	3,083.2
TOTAL PRE-PETITION LIABILITIES	$3,514.5	$4,559.6

TOTAL LIABILITIES	$9,459.6	$18,675.8
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	60.7	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$60.7	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$9,520.3	$18,675.8

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by FAO Schwarz Inc. (Case No. 03-13675) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the FAO Schwarz brand retail stores.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3

(9/99)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$7.4	$7.4
Intangible Assets	574.2	574.2

Total Other Assets	$581.6	$581.6

LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Accrued Royalty	$270.4	$125.4

	$270.4	$125.4
Adjustments to Owner Equity

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3 (CON’T)

(9/99)

STATUS OF POSTPETITION TAXES
(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Unemployment
Income
Other:
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding
Sales
Excise
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Real Property
Personal Property
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS
(in 000s)

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	761.8	—	—	—	—	761.8
Taxes Payable	575.4	—	—	—	—	575.4
Rent/Leases-Building	0.0	—	—	—	—	—
Rent/Leases-Equipment	0.0	—	—	—	—	—
Secured Debt/Adequate Protection Payments	0.0	—	—	—	—	—
Professional Fees	0.0	—	—	—	—	—
Amounts Due to Insiders*	0.0	—	—	—	—	—
Other: I/C due to/due from	4,337.5	—	—	—	—	4,337.5
Other: See listing at MOR3	270.4					270.4
Total Postpetition Debts	$5,945.1	$—	$—	$—	$—	$5,945.1

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-4

(9/99)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$43.1
+ Amounts billed during the period	77.6
- Amounts collected during the period	65.2
Total Accounts Receivable at the end of the reporting period	$55.5

Accounts Receivable Aging	Amount
0 - 30 days old	$82.6
31 - 60 days old	45.8
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	128.4
Amount considered uncollectible (Bad Debt)	(72.9)
Accounts Receivable (Net)	$55.5

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	☒	(a)
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☒	(b)
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

(a)  FAO Schwarz, Inc. (#03-13675) entered into an agreement with SB Capital Group, a liquidation company, in which FAO Schwarz brand inventory (related to the retail stores) was sold.

(b)  FAO Schwarz, Inc. (#03-13675) was operating under a cash collateral account during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5

(9/99)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Citibank	742-420599-0	Store Depository	$13,207.45
Citizens Bank	610166-157-5	Store Depository	60,574.62
Commerce Bank	054256787	Store Depository	65,216.73
Compass Bank	0010580471	Store Depository	60,936.21
Fleet Bank	9421407555	Payroll	(16,312.92)
Fleet Bank	941834-3933	Store Depository	334,531.35
Key Bank	323520045671	Store Depository	80,728.30
Oakbrook Bank	110062700	Store Depository	107,021.60
Suntrust Bank	1000002987732	Store Depository	52,742.38
US Bank	1-535-9124-3255	Store Depository	103,637.54
Wachovia	2000011053507	Store Depository	808,530.24
Wells Fargo Bank	4168784817	Depository	(30,736.34)
Wells Fargo Bank	4168-349710	Store Depository	130,766.35
Wells Fargo Bank	4168376291	Payroll	(350,590.31)

	Subtotal		$1,420,253.20

Petty Cash			106,232.08

	TOTAL		$1,526,485.28

GENERAL NOTE:

Amounts which were incurred/paid by FAO Schwarz, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT
FOR DISTRICT OF DELAWARE

In re: The Right Start, Inc. (DE Corp)	Case No.	03-13676
	Reporting Period:	December 2003 Stub (December 4, 2003 thru January 3, 2004)

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/18/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: ZB Company Inc.	Case No.	03-13672
Reporting Period: December 2003 Stub (December 4, 2003 thru January 3, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/17/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) ..  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

							CURRENT MONTH		CUMULATIVE FILING TO DATE
	Main Acct	Disb Acct	Payroll	Fleet Payroll	Payroll	Store Accts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$212,732	$(7,632)	$(133,172)	$90,253	$(76,275)	$396,221	$482,127		$482,127

RECEIPTS
CASH SALES						7,569,113	7,569,113		7,569,113
ACCOUNTS RECEIVABLE	141,189						141,189		141,189
LOANS AND ADVANCES							0		0
SALE OF ASSETS							0		0
OTHER (ATTACH LIST)					-1,842,877		-1,842,877		-1,842,877
TRANSFERS (FROM DIP ACCTS)				22,150	2,073,081		2,095,230		2,095,230
							0		0
TOTAL RECEIPTS	141,189	0	0	22,150	230,203	7,569,113	7,962,656		7,962,656

DISBURSEMENTS
NET PAYROLL					488,502		488,502		488,502
PAYROLL TAXES					145,916		145,916		145,916
Fund Payroll Accounts							0		0
Fund Disbursement Accounts							0		0
SALES, USE, & OTHER TAXES							0		0
INVENTORY PURCHASES							0		0
SECURED/ RENTAL/ LEASES							0		0
INSURANCE							0		0
ADMINISTRATIVE					4,042	9,917	13,959		13,959
SELLING						3,391	3,391		3,391
OTHER (ATTACH LIST)							0		0
Paydown Line							0		0
OWNER DRAW *							0		0
Transfers to concentration accounts	201,126			118,647		6,229,653	6,549,425		6,549,425
							0		0
PROFESSIONAL FEES							0		0
U.S. TRUSTEE QUARTERLY FEES							0		0
COURT COSTS							0		0
TOTAL DISBURSEMENTS	201,126	0	0	118,647	638,460	6,242,961	7,201,194		7,201,194

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(59,937)	$0	$0	$(96,497)	$(408,257)	$1,326,152	$761,462		$761,462

CASH - END OF MONTH	$152,795	$(7,632)	$(133,172)	$(6,244)	$(484,532)	$1,722,374	$1,243,588		$1,243,588

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)		BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)		BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *		BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JANUARY 3, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1(CONT)
(9/99)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month		Cumulative Filing to Date
REVENUES
Gross Revenues	$—		$—
Less: Returns and Allowances	—		—
Net Revenue	$—		$—
COST OF GOODS SOLD
Beginning Inventory	—		—
Add: Purchases	—		—
Add: Cost of Labor	—		—
Add: Other Costs (attach schedule)	—		—
Less: Ending Inventory	—		—
Cost of Goods Sold	—		—
Gross Profit	$—		$—
OPERATING EXPENSES
Advertising	59.6		59.6
Auto and Truck Expense	—		—
Bad Debts	—		—
Contributions	—		—
Employee Benefits Programs	—		—
Insider Compensation*	—		—
Insurance	135.6		135.6
Management Fees/Bonuses	—		—
Office Expense	—		—
Pension & Profit-Sharing Plans	—		—
Repairs and Maintenance	25.1		25.1
Rent and Lease Expense	(662.4	) (1)	(662.4)
Salaries/Commissions/Fees	99.1		99.1
Supplies	264.5		264.5
Taxes - Payroll	184.1		184.1
Taxes - Real Estate	—		—
Taxes - Other	—		—
Travel and Entertainment	—		—
Utilities	33.5		33.5
Other (attach schedule)	809.4		809.4
Total Operating Expenses Before Depreciation	948.5		948.5
Depreciation/Depletion/Amortization	176.3		176.3
Net Profit (Loss) Before Other Income & Expenses	$(1,124.8)		$(1,124.8)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—		—
Interest Expense	—		—
Other Expense (attach schedule)	—		—
Net Profit (Loss) Before Reorganization Items	$(1,124.8)		$(1,124.8)
REORGANIZATION ITEMS
Professional Fees	—		—
U. S. Trustee Quarterly Fees	—		—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—		—
Gain (Loss) from Sale of Equipment	—		—
Other Reorganization Expenses (attach schedule)	—		—
Total Reorganization Expenses	—		—
Income Taxes	—		—
Net Profit (Loss)	$(1,124.8)		$(1,124.8)

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Rent expense was recorded prepetition. This credit represents reimbursements from JV/Liquidators for per diem occupancy and other items for which we are paid one week in arrears.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Credit Card Fees	726.1	726.1
(Over)/Short	20.9	20.9
Business Insurance	44.5	44.5
Bank Service charge/Fees	14.9	14.9
Other/Miscellaneous	3.0	3.0

	$809.4	$809.4
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
None

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CONT)
(9/99)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$1,406.9	$502.5
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	48.3	1,983.6	(1)
Notes Receivable	—	—
Inventories	—	38,426.7
Prepaid Expenses	1.2	—
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$1,456.5	$40,912.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	1,765.7	1,765.7
Furniture, Fixtures and Office Equipment	19,209.0	19,209.0
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	(11,758.8)	(11,582.0)
TOTAL PROPERTY & EQUIPMENT	$9,215.9	$9,392.8
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	737.8	815.3
TOTAL OTHER ASSETS	$737.8	$815.3

TOTAL ASSETS	$11,410.2	$51,120.9

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	2,380.3	—
Wages Payable	721.0	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	5,008.0	44,522.1
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$8,109.3	$44,522.1
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	1,269.5	1,269.5
Unsecured Debt	3,156.2	5,329.3
TOTAL PRE-PETITION LIABILITIES	$4,425.7	$6,598.8

TOTAL LIABILITIES	$12,535.1	$51,120.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	(1,124.8)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(1,124.8)	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$11,410.2	$51,120.9

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by ZB Company Inc. (Case No. 03-13672) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the Zany Brainy brand retail stores.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$165.7	$165.7
Intangibles	572.1	649.6

Total Other Assets	$737.8	$815.3

LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3 (CONT)
(9/99)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	721.0	—	—	—	—	721.0
Taxes Payable	2,380.3	—	—	—	—	2,380.3
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	5,008.0	—	—	—	—	5,008.0
Other:	—	—	—	—	—	—
Total Postpetition Debts	$8,109.3	$—	$—	$—	$—	$8,109.3

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$73.9
+ Amounts billed during the period	0.6
- Amounts collected during the period	26.2
Total Accounts Receivable at the end of the reporting period	$48.3

Accounts Receivable Aging	Amount
0 - 30 days old	$0.6
31 - 60 days old	13.2
61 - 90 days old	0.0
91+ days old	65.4
Total Accounts Receivable	79.2
Amount considered uncollectible (Bad Debt)	(30.8)
Accounts Receivable (Net)	$48.3

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	☒	(a)
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☒	(b)
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

(a)  ZB Company Inc. (#03-13672) entered into agreement during the period with SB Capital Group, a liquidation company, in which Zany Brainy brand inventory (related to the retail stores) was sold.

(b)  ZB Company Inc. (#03-13672) was operating under a cash collateral account. during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
AmSouth Bank	04763831	Store Depository	34,539.34
Bank Of Blue Valley	0043516	Store Depository	19,142.12
Bank One	000000620760736	Store Depository	32,794.27
Bank One	000000637205568	Store Depository	577.16
Bank One	000001562966372	Store Depository	5,069.11
Bremer Bank	6632965	Store Depository	19,186.17
BT&T/First Virginia Bank	0722-1711	Store Depository	17,036.08
Canandaigua Bank	0950308001	Store Depository	29,361.62
Central Carolina Bank	1391053	Store Depository	52,992.69
Fifth Third Bank	0074769373	Store Depository	145,098.53
First Niagara Bank	7019002653	Store Depository	26,526.08
First Tennessee	102265182	Store Depository	18,995.01
Flagstar Bank	581523596	Store Depository	19,847.59
Fleet Bank	9421407467	Payroll	-6,244.20
Fleet Bank	942061-9855	Store Depository	296,862.14
Huntington Bank	01891974205	Store Depository	21,459.31
Key Bank	325630001502	Store Depository	40,162.10
M&T Bank	8892550404	Store Depository	31,801.11
M&T Bank	8891335625	Store Depository	18,761.50
Madison Bank	1033581	Store Depository	76,523.07
National City Bank	657446971	Store Depository	17,146.91
National City Bank	658833359	Store Depository	19,354.64
New York Community Bank	50450004853	Store Depository	4,891.48
North Shore Bank	8030018493	Store Depository	824.10
Oakbrook Bank	110062700	Store Depository	19,471.06
Old Second Bank	1102306659	Store Depository	36,590.84
Standard Federal	6822843055	Store Depository	23,309.05
Standard Federal	0294002523	Store Depository	22,163.23
Sun Trust Bank	700332618	Store Depository	19,934.27
UMB Bank	9871399303	Store Depository	23,108.73
Union Planters Bank N.A.	6901595966	Store Depository	25,936.39
US Bank	000754855559	Store Depository	22,416.75
Wachovia	2100003539816	Store Depository	312,616.55
Wachovia	2014190205314	Main Account	152,794.83
Wells Fargo Bank	4168351286	Store Depository	127,070.43
Wells Fargo Bank	4168383214	Payroll	-484,531.59
Wells Fargo Bank	4168792331	Disbursement Account	0.00

	Subtotal		1,243,588.47

Petty Cash			163,350.00

	TOTAL		1,406,938.47

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Targoff-RS, LLC	Case No.	03-13678
Reporting Period: December 2003 Stub (December 4, 2003 thru January 3, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerome A. Kollar
Signature of Authorized Individual*	Date 2/18/04

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)